                              $2,000,000 Minimum
                              $4,000,000 Maximum

                              DIGITAL RIVER, INC.

               Convertible Non-Yield Bearing Preferred Stock

                                AGENCY AGREEMENT
                                                           September 30, 1996

John G. Kinnard and Company,
 Incorporated
Kinnard Financial Center
920 Second Avenue South
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

   The undersigned, Digital River, Inc., a Minnesota corporation (the "Company"), confirms its agreement with you, John G. Kinnard and Company, Incorporated (the "Agent"), subject to the terms and conditions stated herein, to act as its exclusive agent with respect to the offer and sale of up to $4,000,000 of Securities (defined below), as follows:

   1. DESCRIPTION OF OFFERING. The Company proposes to issue and sell to "accredited" investors (as defined in Regulation D of Securities Act of 1933 (the "Act")) through the Agent, on a "best efforts" basis, up to $4,000,000 of Securities. As used herein, "Securities" shall refer to the duly authorized, non-assessable, shares of Convertible Non-Yield Bearing Preferred Stock of the Company. The Securities will have a liquidation preference in form and substance acceptable to the Agent and will automatically convert on a one-to-one basis into Common Stock. Such conversion shall occur at the time that the Company completes a registered public offering under the Act.

   In connection with a proposed offering of not less that $2,000,000 and not more than 4,000,000 in Securities pursuant to Regulation D under the Act (the "Offering"), the Company has prepared a Confidential Private Placement Memorandum, dated September 26, 1996 (the "Memorandum"). The Memorandum, including the documents incorporated by reference therein, as delivered in connection with the Offering, together with any amendments or supplements thereto, are referred to collectively herein as the "Offering Materials." Copies of the Offering Materials have been delivered to the Agent for use in connection with this Offering.

   2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

   (a) The Company represents and warrants to, and agrees with, the Agent that:

      (i) On the date hereof, and as of each Closing Date (as later defined), none of the Offering Materials includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company makes no representation or warranty as to information contained in or omitted in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Agent expressly for use in the preparation of the Memorandum.

      (ii) No order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Securities or the use of any of the Offering Materials has been issued and no proceeding or examination that may lead to such order or communication has been instituted or threatened by the Securities and Exchange Commission (the "Commission") or any other governmental authority.

      (iii) The Company has been duly organized, is validity existing as a corporation in good standing under the laws of its state of incorporation, has the corporate power and authority to own or lease its properties and conduct its business as described in the Offering Materials. The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of its properties require such qualification and the failure so qualify would have a material adverse effect on the business or financial condition of the Company.

      (iv) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Prior to each Closing Date, a sufficient number of shares of Common Stock of the Company to be issued upon the sale of the Securities will have been duly authorized and reserved for issuance and, when issued upon the sale of the Securities, will be validly issued, fully paid and nonassessable. The Company's Articles of Incorporation, By-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound do not contain any preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company, except such rights as the holders thereof shall have waived prior to each Closing Date. The offering or the sale of the Securities as contemplated by the Offering Materials does not give rise to any such rights, except those which will have been validly waived or satisfied prior to each Closing Date. Except as described in the Offering Materials and except for stock options, warrants or convertible securities which as of the date hereof cover a total of 63,500 shares of Common Stock, there are no outstanding options, warrants, agreements, contracts or other rights to purchase or acquire from the Company any shares of its capital stock. The Company's authorized and outstanding capital stock as of the first Closing Date will consist of 100,000,000 shares of capital stock of which

320,000 shares will be designated Convertible Non-Yield Bearing Preferred Stock. The Securities and the capital stock of the Company conforms, and the shares issued upon conversion of the Securities, will conform, to the descriptions thereof contained in the Offering Materials.

      (v) The historical financial statements, together with the related notes thereto, incorporated in the Offering Materials, present fairly the financial position, results of operations and changes in financial position of the Company on the basis stated therein at the indicated dates and for the indicated periods. Such historical financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein), and all adjustments necessary for a fair presentation of results for such periods have been made (except as otherwise stated therein).

      (vi) Except as referred to in the Offering Materials, there is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company before any court or administrative or regulatory agency which, if determined adversely to the Company would, individually or in the aggregate, result in a material adverse change in the business or financial condition, results of operations or stockholders' equity of the Company.

      (vii) The Company has good and marketable title to all properties and assets reflected as owned in the balance sheet dated August 31, 1996, in each case free and clear of all liens, encumbrances and defects, except as such are described in the Offering Materials or do not substantially affect the value of such properties and assets and do not materially interfere with the use made of such properties and assets by the Company and such as have been sold in the ordinary course of the Company's business since August 31, 1996; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made of such property and buildings by the Company.

     (viii) Since the respective dates as of which information is given in the Offering Materials except that the Company has continued to incur losses and except as otherwise described in or contemplated by the Offering Materials (A) there has not been any material adverse change in or affecting the condition, financial or otherwise, of the Company or the business affairs, management, financial position, stockholders' equity, or results of operations of the Company, whether or not occurring in the ordinary course of business, (B) there has not been any material transaction not in the ordinary course of business entered into by the Company, (C) the Company has not incurred any material liabilities or obligations which are not in the ordinary course of business, (D) the Company has not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance,
(E) there has not been any declaration or payment of any dividends or distribution of any kind with respect to the capital stock of the Company, any change in the capital stock of the Company other than pursuant to the exercise of outstanding options and warrants, or any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Company, or (F) there has not been any issuance of warrants, options, convertible securities or other rights to purchase or acquire capital stock of the Company (other than the issuance of shares of Common Stock or options pursuant to the Company's stock option plans).

      (ix) The Company is not in violation of, or in default under, its Articles of Incorporation or By-laws, or any statute, or any rule, regulation, order, judgment, decree or authorization of any governmental or administrative agency, court or other body having jurisdiction over the Company or any of its properties, or any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company is a party or by which it is bound or to which any property or assets of the Company are subject, which violation or default would have a material adverse effect on the business, financial condition, results of operations or stockholders' equity of the Company.

      (x) The issuance and sale of the Securities by the Company and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein by the Company in accordance with the terms hereof will not violate any provision of the Articles of Incorporation or By-laws of the Company or any statute, or any rule, regulation, order, judgment, decree or authorization of any court or governmental or administrative agency or body having jurisdiction over the Company or any of its properties, and will not conflict with, result in a breach or violation of, or constitute, either by itself or upon notice or passage of time or both, a default under any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any property or assets of the Company are subject. Except for such approvals or consents as have been obtained, no approval, consent, order, authorization, designation, declaration or filing by or with any court or governmental agency or body, including Fujitsu Limited, or other entity, is required for the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated in the manner herein contemplated, except those (not including those involving Fujitsu Limited) which would not have a material adverse effect on the Company if not obtained.

      (xi) The Company holds and is operating in compliance with all licenses, approvals, certificates and permits from governmental and regulatory authorities, foreign and domestic, which are necessary to the conduct of its business as now conducted as described in the Offering Materials, except where the failure to hold such licenses, approvals, certificates or permits or failure so to be in compliance would not have a material adverse effect on the business, financial condition, results of operations or stockholders' equity of the Company.

      (xii) The Company has the corporate power and authority to enter into this Agreement and to authorize, issue and sell the Securities, as contemplated in this Agreement. Prior to the Final Closing Date (as later defined), this Agreement will have been duly and validly authorized, executed and delivered by the Company, and will be the valid and binding obligations of the Company, enforceable in accordance with its terms, except to the extent the rights to indemnity and contribution provided for in this Agreement may be limited by applicable federal securities laws, and except to the extent enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' rights generally, and by general principles of equity.

     (xiii) Runbeck & Associates, P.A., which has audited certain of the financial statements incorporated in the Offering Materials, are independent public accountants within the meaning of Rule 2-01 of Regulation S-X promulgated under the Act.

      (xiv) The Company has not distributed and will not distribute any private placement memoranda or other offering material in connection with the offering and sale of the Securities, other than the Offering Materials. Except as previously disclosed to the Agent, the Company has not sold or offered for sale (directly or indirectly) the Securities other than through the Agent and has not participated in any form of general solicitation or general advertising for the Securities, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or other electronic media, or conducted or participated in any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

      (xv) The Company owns, licenses or has contractual rights with respect to all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, know how and other similar rights necessary for the conduct of its business as currently conducted and as described in the Offering Materials, except where the failure so to own or license the foregoing would not have a material adverse effect on the Company. The Company has no knowledge of any infringement or misappropriation by any third parties, or conflict with, any of the Company's intellectual property rights, nor has the Company received any notice of any infringement, misappropriation or violation by the Company of any intellectual property rights of any third parties. Except as disclosed in the Offering Materials, not claim by any third party contesting the validity of any of the Company's intellectual property rights has been made, is currently outstanding or, to the knowledge of the Company, is threatened.

      (xvi) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          (xvii) Assuming compliance by the Agent with the terms of this Agreement, the offer and sale of the Securities will not be required to be registered under the Act.

          (xviii) The Agent's Warrant (as defined below) and prior to each Closing Date the shares of Common Stock to be issued upon exercise of the Agent's Warrant (the "Warrant Shares") have been duly authorized. The Agent's Warrant, when issued and delivered, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. The Warrant Shares, when issued in accordance the terms of the Agent's Warrant, will be fully paid and nonassessable, and subject to no preemptive rights or similar rights on the part of any person or entity. Prior to each Closing Date, a sufficient number of shares of Common Stock has been reserved for issuance by the Company upon exercise of the Agent's Warrant.

          (xix) The Company has filed all necessary federal and state income and franchise tax returns and paid all taxes shown as due thereon. The Company has no knowledge of any tax deficiency which might be asserted against it which would materially and adversely affect the Company's business or properties.

     (b) Any certificate signed by any officer of the Company and delivered to the Agent or counsel to the Agent shall be deemed to be a representation and warranty of the Company to the Agent as to the matters covered thereby.

     3.   REPRESENTATIONS AND WARRANTIES OF THE AGENT.

     The Agent represents that:

     (a) It is not disqualified from acting as a selling agent hereunder under Regulation D.

     (b) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota with full corporate power and authority to carry on its business.

     (c) It is licensed as a broker-dealer, authorized to conduct offerings of the sort contemplated hereby by the Commission, the Minnesota Department of Commerce Securities Division and the Blue Sky authorities of each other state in which the Company and Agent have agreed to offer the Securities and is a member in good standing of the

National Association of Securities Dealers, Inc., and, to the Agent's best knowledge, no proceedings are pending or threatened to revoke or limit any such status.

     (d) This Agreement has been duly authorized, executed and delivered by the Agent and is a legal, valid and binding agreement of the Agent enforceable in accordance with its terms.

     (e)  It will:

          (i)   solicit offers only from accredited investors; and

          (ii) not offer the Securities for sale to, or sell to, any offeree who resides in a state the Blue Sky laws of which require offerees to meet specified qualifications unless such offeree meets such qualification.

     (f) The Agent will make offers to sell to, or solicit offers from, persons only in those states where the Company has qualified or registered the offering for sale or determined that an exemption from such qualification or registration is available under the applicable Blue Sky laws.

     4.   BEST EFFORTS PRIVATE OFFERING OF THE SECURITIES.

     (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company appoints the Agent as its exclusive agent to effect sales of the Securities on a "best efforts" basis for the account and risk of the Company, and the Agent agrees to use its best efforts as such agent to procure purchasers for such Securities during a period commencing with the date of this Agreement and ending with the Termination Date (as hereinafter defined) of this Agreement. The Agent may use the services of other brokers or dealers in connection with the offer and sale of the Securities and pay any portion of the Agent's Commission (as hereinafter defined) to such brokers or dealers who are members of the National Association of Securities Dealers, Inc. and who agree to abide by the provisions of Section 3 hereof.

     (b) The Company will pay the Agent, as compensation for its services hereunder, a cash commission of 10% of the offering price of the Securities which the Agent shall sell prior to the Termination Date (the "Agent's Commission"). This amount shall be paid to the Agent at each Closing Date.

     (c) Upon the closing of the minimum number of shares in the Offering, the Agent will be granted the right to act as the exclusive selling agent or underwriter for any public or private offering of any equity or debt securities of the Company. Such right will expire upon the closing of a registered public offering of the Company's Common Stock which raises net proceeds of at least $5,000,000.

     5. AGENT'S WARRANT. On each Closing Date, the Company will sell to the Agent a warrant to purchase a number of shares of the Company's Common Stock equal to ten percent (10%) of the aggregate number of shares of the Securities sold pursuant to the Offering (that is, warrants to purchase 10,000 shares of Common Stock per 100,000 shares of Convertible Non-Yield Bearing Preferred Stock sold in the Offering) (the "Agent's Warrant") for $.001 for each share of Common Stock issuable upon exercise of Agent's Warrant. The Agent's Warrant shall become exercisable one year from the date of issuance and shall terminate seven (7) years after issuance. The exercise price shall be equal to 100% of the per share price at which the Securities are sold. The Agent's Warrant shall be in a form substantially similar to Exhibit A attached hereto.

     6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Agent that:

     (a) The Company will deliver to the Agent or such person as it shall designate, such quantity of the Offering Materials (as the same may be from time to time supplemented or amended) as the Agent may reasonably request, and the Company agrees that no copies of the Memorandum shall be distributed by it to any other potential purchaser of the Securities.

     (b) The Company will immediately advise the Agent by telephone, confirming such advice in writing, of any order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Securities, or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any other regulatory authority, as soon as the Company is advised thereof.

     (c) From the date hereof until the expiration of the Offering Period, if any event affecting the Company or of which the Company shall be advised in writing by the Agent shall occur which, as a result, in the Agent's opinion would cause the Offering Materials, as then amended or supplemented, to include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when made, not misleading, or if for any other reason it shall be necessary at any time to amend or supplement the Offering Materials to comply with any law, the Company promptly will prepare an appropriate amendment or supplement to the Offering Materials so that the Offering Materials, as so amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when it is so delivered, not misleading, or so that the Offering Materials will comply with any law. The Company will forthwith, at its own expense, prepare and furnish to the Agent a reasonable number of copies of a supplement to or amendment of the Memorandum or the other Offering Materials so that the Memorandum, as so supplemented or amended, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, or so that the Memorandum will comply with law.

     (d) The Company will not offer or sell the Securities other than through the Agent or participate in any form of general solicitation or general advertising for the Securities, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media broadcast over television or radio or other electronic media, or conducted or participated in any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     (e) The Company will, for a period of five (5) years following the date hereof or until the Company completes a registered public offering of its Common Stock, deliver to the Agent, simultaneously with delivery to the Company's shareholders, reports, unaudited quarterly and audited yearly financial statements prepared in accordance with generally accepted accounting principles and other materials to be provided to shareholders of the Company.

     7. COSTS AND EXPENSES. Whether or not the sale of the Securities contemplated hereby is consummated:

     (a) The Company will pay or cause to be paid (directly or by reimbursement) all reasonable costs, expenses and fees of the Company in connection with the offering and the transactions herein contemplated, including, but not limited to the costs of preparing the Securities; all expenses and taxes incident to the issuance and delivery of the Securities; fees and expenses of legal counsel and independent accountants for the Company; the costs and expenses incident to the preparation and distribution of the Offering Materials, and all amendments of and supplements to the Memorandum and other Offering Materials; and all costs, expenses and fees incident to the Company's performance of its obligations under this Agreement which are not specifically provided for in this Section 7. In addition, the Company will pay all reasonable costs, expenses and fees incident to all informational "road show" meetings held in connection with the offering, provided that such expenses are substantially in accordance with the budget pre-approved by the Company.

     (b) The Company will reimburse the Agent, up to the maximum amount of $40,000, for reasonable out-of-pocket expenses incurred by the Agent in connection with its services rendered hereunder, including travel expenses and the fees and expenses of Briggs and Morgan, Professional Association, counsel to the Agent. The Company will promptly reimburse the Agent for the fees and expenses referred to in this Section upon receipt from the Agent of an invoice related thereto.

     8. CONDITIONS TO OBLIGATIONS OF THE AGENT. The Agent's obligation to act as Agent in connection with the offer and sale of the Securities, the delivery to the Company of the purchase price for the Securities and the issuance and delivery of the Securities to the purchasers thereof against payment therefor, shall be subject to the condition that all representations and warranties of the Company shall be true and correct at and as of each Closing Date with the same effect as though made on such date, to the condition that the Company shall have performed by such date all of its covenants and obligations hereunder, and to the following conditions:

     (a) No order or communication suspending or threatening to prevent the offer and sale of the Securities shall have been issued, and no proceedings or examinations that may lead to such an order or communication shall be pending or threatened, by the Commission or by any other regulatory authority.

     (b) The Agent shall have received on the Final Closing Date the opinion of Dorsey & Whitney LLP, counsel for the Company, dated the Final Closing Date, addressed to the Agent, to the effect that:

          (i) The Company is validly existing as a corporation in good standing under the laws of its state of incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Offering Materials.

          (ii) Upon exercise of the Agent's Warrant, the Warrant Shares issuable upon such exercise will be validly issued, fully paid and nonassessable. To the knowledge of such counsel, no preemptive or other similar subscription rights of stockholders of the Company, exist with respect to any of the shares issuable upon exercise of the Agent's Warrant which have not been validly exercised or waived prior to the sale of the Securities offered pursuant to the Offering Materials. The capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Materials. A sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Agent's Warrant.

          (iii) The Company has the corporate power and authority to execute, deliver and perform this Agreement and to authorize, issue and sell the Securities as contemplated in this Agreement. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a violation of or default under the Articles of Incorporation of the Company, By-laws of the Company, or any agreements with Fujitsu Limited.

          (iv) This Agreement, the Securities and the Agent's Warrant have been duly authorized, executed and delivered by the Company and are the valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or other laws of general application affecting the rights of creditors generally and by judicial limitations on the right of specific performance, and other equitable remedies, and except as the enforceability of indemnification or contribution provisions hereof may be limited by federal or state securities laws.

          (v) The execution, delivery and performance of this Agreement and the consummation of the transactions described herein will not result in a violation of, or a default under, the terms or provisions of (i) any material bond, debenture, note, contract, lease, license, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument of which such counsel has knowledge, to which the Company is a party or by which the Company or any of its properties are bound, or (ii) any material law, order, rule, regulation, writ, injunction or decree known to such counsel of any government, governmental agency or court having jurisdiction over the Company or any of its properties (except as to compliance with Regulation D under the Act as to which such counsel needs express no statement).

     In addition to the matters set forth above, such opinion shall also include a statement to the effect that, although such counsel cannot guarantee the accuracy, completeness or fairness of any of the statements contained in the Offering Materials, in connection with such counsel's representation of the Company in the preparation of the foregoing document or this transaction, nothing has come to the attention of such counsel which causes them to believe that the foregoing document (except as to the financial statements, summary financial data and other financial and statistical information included in the Offering Materials, as to which such counsel need express no statement) contains as of the date when made an untrue statement of a material fact or omits to state a material fact required to be state therein or necessary to make the statements therein as of the date when made, in light of the circumstances in which they were made, not misleading.

     In expressing the foregoing opinion, as to matters of fact relevant to conclusions of law, counsel may rely, to the extent that they deem proper, upon certificates of public officials and of the officers of the Company, provided that copies of such officers' certificates are attached to the opinion.

     (c) The Agent shall have received on the Final Closing Date a letter from Merchant, Gould, Smith, Edell, Welter & Schmidt, Professional Association, patent, trademark and copyright counsel for the Company, dated the Final Closing Date, addressed to the Agent, regarding the section of the Company's Business Plan, dated September 26, 1996, entitled "Patents Pending," in form and substance acceptable to counsel for the Agent.

     (d) Subsequent to the execution and delivery of this Agreement and prior to each Closing Date, there shall not have been any change or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Materials, the effect of which, in the Agent's judgment, is material and adverse to the Company and makes it impracticable or indadvisable to proceed with the offering or the delivery of the Securities being delivered at each Closing Date.

     (e) The Agent shall have received on each Closing Date, a certificate or certificates of the chief executive officer and the chief financial officer of the Company to the effect that, as of such Closing Date, each of them severally represents (in the case of the Chief Financial Officer, to the best of his knowledge) that the representations and warranties of the Company set forth in Section 2 of this Agreement are true and correct at and as of such Closing Date and the Company has performed all of its obligations under this Agreement to be performed at or prior to such Closing Date.

     (f) The Company shall have furnished to the Agent such further certificates and documents as the Agent may reasonably have requested.

     (g) The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Agent and to Briggs and Morgan, Professional Association, counsel for the Agent.

     (h) If any of the conditions hereinabove provided for in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Agent hereunder may be terminated by the Agent by notifying the Company of such termination in writing or by telegram at or prior to the relevant Closing Date.

     9.   INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless the Agent, each officer and director thereof, and each person, if any, who controls the Agent within the meaning of the Act, against any losses, claims, damages or liabilities to which the Agent or such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Materials including any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse the Agent and each such officer, director, or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred: provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Offering Materials including any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company by the Agent specifically for use therein.

     (b) The Agent agrees to indemnify and hold harmless the Company, each of its directors and officers, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Materials or any amendments or supplements thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company and each such director, officer, or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Agent shall be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission has been made in the Offering Materials including any amendments or supplements thereto in reliance upon and in conformity with written information furnished to the Company by or through the Agent and described in Section 9(f) hereof.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity or contribution may be sought pursuant to this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 9(a) or (b) or contribution provided for in Section 9(d) shall be available to any party who shall fail to give notice as provided in this Section 9(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of the provisions of Section 9(a), (b) or (d). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Agent and shall be reasonably satisfactory to the Company in the case of parties indemnified pursuant to Section 9(a) and shall be designated in writing by the Company and shall be reasonably satisfactory to the Agent in the case of parties indemnified pursuant to
Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or (b) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (net of the Agent's commission, but before deducting expenses) received by the Company bears to the total commissions received by the Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this
Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereto) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), the Agent shall not be required to contribute any amount in excess of the commissions applicable to the Securities sold in the offering contemplated hereby; and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have, and the obligations of the Agent under this Section 9 shall be in addition to any liability which the Agent may otherwise have.

     (f) For all purposes under this Section 9 and this Agreement (including, without limitation, Section 9(b) hereof), the Company understands and agrees with the Agent that it has not furnished any written information to the Company specifically for use in preparation of the Offering Materials, or any amendment or supplement thereto, except as set forth in the Memorandum under "Terms of the Offering -- the Agent."

     10. CLOSING AND DELIVERY OF SECURITIES. On each Closing Date, the Company will deliver to the investors or Agent certificates representing the number of shares of Securities sold to investors pursuant to this Offering as reflected in executed Subscription Agreements against payment therefor. Closings will be held as agreed to by the Company and the Agent with the last Closing Date (the "Final Closing Date") being held within seven days of the Termination Date (as hereinafter defined). However, the Final Closing Date may be accelerated or extended by agreement between the Company and the Agent. The time and date of each closing is herein referred to as the "Closing Date."

     11.  EFFECTIVE DATE OF THE AGREEMENT AND TERMINATION.

     (a)  This Agreement is effective as of the date first written above.

     (b) This Agreement shall terminate one hundred and twenty days (120) days following the date of this Agreement, subject to a sixty-day extension by agreement between the Company and the Agent (the "Termination Date"). In addition, this Agreement may be terminated on or any time prior to the Termination Date by agreement of the parties, or by the Agent upon written or telegraphic notice to the Company if: (i) the market value of securities in general or political, financial or economic conditions shall have so materially changed as in the Agent's judgment to render it impractical or inadvisable to proceed with the best efforts offering of the Securities; (ii) there shall be a material outbreak of hostilities or material escalation and deterioration in the political and military situation between the United States and any foreign power or a formal declaration of war by the United States of America shall have occurred; (iii) trading in Securities on the New York Stock Exchange or the American Stock Exchange shall have been suspended or minimum or maximum prices shall have been established in either exchange by action of such exchange, the Commission or other governmental or regulatory authority; or (iv) any other restrictions (including, without limitation, any banking moratorium) on transactions in securities materially affecting the free market for securities or the payment for such securities shall have been established by either exchange, by the Commission, by any other federal or state agency, by action of the Congress or by Executive Order. Any such termination shall be without liability of any party to any other party except that the provisions of sections 7, 9 and 15 hereof shall at times be effective and binding.

     12. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Agent, to John G. Kinnard and Company, Incorporated, Kinnard Financial Center, 920 Second Avenue South, Minneapolis, Minnesota, 55402, Attention: Joseph A. Radecki; if to the Company, to Digital River, Inc., 5198 West 76th Street, Edina, Minnesota 55439, Attention: Joel Ronning.

     13. SUCCESSORS. This Agreement has been and is made solely for the benefit of and shall be binding upon the Agent and the Company and their respective successors and the officers, directors and controlling persons referred to herein, and their respective personal representatives and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities merely because of such purchase.

     14. BOARD REPRESENTATION. Following the first Closing Date, Joel Ronning will exercise his right to appoint an additional member to the Company's Board of Directors after consultation with the Agent. The Agent's right to consult with Mr. Ronning regarding representation on the Board of Directors will continue until the closing of a registered public offering of Common Stock by the Company.

     15. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Agent or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Securities under this Agreement. Each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction or any provision hereof in any other jurisdiction. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement amount the Company and the Agent in accordance with its terms.


                                         Very truly yours,

                                         DIGITAL RIVER, INC.

                                         By  /s/ Joel A. Ronning
                                             --------------------------
                                             Joel A. Ronning

                                          Its  President
                                              -------------------------

The foregoing Agency Agreement is
hereby confirmed and accepted as of
the date first above written.

JOHN G. KINNARD AND COMPANY,
INCORPORATED


By  /s/ Joseph A. Radecki
    ------------------------------
     Joseph A. Radecki

Its  Vice President
     --------------------------